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                                                                    EXHIBIT 10.4

              SECOND AMENDMENT TO THE ESCO ELECTRONICS CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                  WHEREAS, ESCO Technologies Inc. ("Company") previously adopted the ESCO Electronics Corporation Supplemental Executive Retirement Plan ("Plan") for the benefit of selected executives effective as of August 2, 1993; and

                  WHEREAS, the Company retained the right to amend the Plan pursuant to Section IX-G thereof; and

                  WHEREAS, the Company desires to amend the Plan effective May 1, 2001 ("Effective Date");

                  NOW, THEREFORE, effective as of the Effective Date, the Plan is amended as follows:

         1. Section IV-B is deleted in its entirety and replaced with the following:

         B. Notwithstanding Section IV-A, the benefit payable under Section III may, at the election of the Participant or Beneficiary, as applicable, be payable as a benefit of equivalent actuarial value to the benefit described in Section III in accordance with any distribution form permitted under the Retirement Plan, except that, a lump sum distribution form shall not be available at the Participant's or Beneficiary's election.

            Notwithstanding Section IV-A, the Committee may, in its discretion, direct that a benefit, of equivalent actuarial value to the benefit described in Section III, shall be payable to any Participant in such form and payable at such times as the Committee shall determine, including, without limitation, a lump sum distribution form. All equivalent actuarial values shall be determined using the same actuarial assumptions as are used in computing equivalent actuarial values under the Retirement Plan.

         2. Section IX-G is deleted and replaced with the following:

         G. Amendment and Termination. The Committee may and reserves the right to amend or terminate the Plan. Each Employer may terminate its participation in the Plan at any time with approval of the Committee.

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                  IN WITNESS WHEREOF, ESCO Technologies Inc. has caused this
Amendment to be executed by one of its duly authorized officers this 10th day of May, 2001.

                                     ESCO TECHNOLOGIES INC.




                                     By
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